UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 29, 2023

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2024 Annual Bonus Performance Program

On December 1, 2023, the Board of Directors (the “Board”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Committee”) made on November 29, 2023, adopted the 2024 Annual Bonus Program (the “Bonus Program”).

The Bonus Program provides eligible participants, including Mr. Edward M. Weil, Jr., the Company’s Co-Chief Executive Officer, Mr. Christopher Masterson, the Company’s Chief Financial Officer, Treasurer and Secretary, and Mr. Jesse Galloway, the Company’s Executive Vice President and General Counsel, with the opportunity to earn an annual cash bonus award subject to the achievement of performance goals. The performance goals under the Bonus Program are generally based on adjusted funds from operations (AFFO) per share, investment grade tenants as a percentage of annualized straight-line rent, achievement of synergies following the Company’s merger with The Necessity Retail REIT, Inc. (“RTL”) and following both companies’ internalization of their advisory and management functions, and individual and role specific performance.

The Board further, upon the prior recommendation of the Committee, approved the threshold, target, and maximum bonus opportunities (as a percentage of their annual base salaries) for eligible participants under the Bonus Program for calendar year 2024, which for Messrs. Weil, Masterson, and Galloway are set forth in the table below.

Additional detail regarding the Bonus Program will be provided in the Company’s proxy statement filed in connection with the Company’s 2024 annual meeting of stockholders, and a description of the Company and individual performance against the Bonus Program’s performance goals will be provided following the conclusion of the performance period under the Bonus Program in the Company’s proxy statement filed in connection with the Company’s 2025 annual meeting of stockholders.

Name	Title	Threshold (Percentage of Base Salary)	Target (Percentage of Base Salary)	Maximum (Percentage of Base Salary)
Edward M. Weil, Jr.	Co-Chief Executive Officer	-	50%*	100%*
Christopher Masterson	Chief Financial Officer, Treasurer and Secretary	85%	159%	235%
Jesse Galloway	Executive Vice President, General Counsel	120%**	200%**	300%**

* Represents Mr. Weil’s minimum bonus opportunity under his employment agreement with the Company. Mr. Weil’s employment agreement provides for payment of a bonus 50% in cash and 50% in equity which may be subject to vesting in equal monthly installments with 100% fully vested by April 30, 2025.

** Mr. Galloway’s bonus is payable 50% in cash and 50% in equity which may be subject to vesting in three equal installments over the first three anniversaries of the date of grant.

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The foregoing description is qualified in its entirety by reference to the Bonus Program, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

New Forms of RSU Award Agreement

On November 29, 2023, the Committee adopted two new forms of Restricted Stock Unit Agreement to grant awards of restricted stock units (“RSUs”) pursuant to the Company’s 2021 Omnibus Incentive Compensation Plan (as amended and restated, the “2021 Plan”) to (i) full-time employees of the Company and its Affiliates (as defined in the 2021 Plan) other than Messrs. Weil and Galloway (the “Form A RSU Award Agreement”), and to (ii) Messrs. Weil and Galloway (the “Form B RSU Award Agreement”). The RSUs will vest, if at all, generally subject to the applicable participant’s continued employment with the Company through the applicable vesting date, subject to earlier vesting (in whole or in part) in connection with certain qualifying termination events. The RSUs will be credited with dividend equivalents, which will be subject to the same vesting restrictions and payment conditions as the RSUs to which such dividend equivalents relate. Vested RSUs will be settled in shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) upon or as soon as reasonably practicable following the applicable vesting date (and in no event later than March 15th of the calendar year following the calendar year in which the applicable vesting date occurs).

The foregoing description is qualified in its entirety by reference to the form of Form A RSU Award Agreement and the form of Form B RSU Award Agreement, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

New Forms of PSU Award Agreement

On November 29, 2023, the Committee adopted two new forms of Performance Stock Unit Agreement to grant awards of performance-based stock units (“PSUs”) pursuant to the 2021 Plan to (i) full-time employees of the Company and its Affiliates other than Mr. Weil (the “Form A PSU Award Agreement”), and to (ii) Mr. Weil (the “Form B PSU Award Agreement”). The PSUs may be earned based on the achievement of certain performance metrics over the designated performance period, generally subject to the applicable participant’s continued employment with the Company through the last day of the designated performance period, subject to earlier vesting (in whole or in part) in connection with certain qualifying termination events. The PSUs will be credited with dividend equivalents, which will be subject to the same vesting restrictions and payment conditions as the PSUs to which such dividend equivalents relate. Vested PSUs will be settled into shares of the Company’s Common Stock within 75 days following the earliest of the last day of the applicable performance period or certain earlier termination events.

The foregoing description is qualified in its entirety by reference to the form of Form A PSU Award Agreement and the form of Form B PSU Award Agreement, copies of which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Annual Grants of RSUs and PSUs

Following the Company’s merger with RTL, and following both companies’ internalization of their advisory and management functions (which involved, among other things, hiring and compensating the Company’s own workforce), the Committee completed its review and analysis of the Company’s long-term equity incentive program and, in connection with this, approved grants of RSUs and PSUs under the 2021 Plan (described in greater detail below) as the first annual grants that are intended to form a part of such program.

The Company’s long-term equity incentive program is intended to be consistent with a standard REIT industry practice and reflect a pay-for-performance structure. The Committee’s expectation is that the Company’s long-term equity incentive program would, on an annual basis for at least the next three years, provide for grants of long-term equity incentive awards that vest over a three-year period and are weighted towards performance-based awards, consistent with the first annual grants, to be approved annually by the Committee. This structure is intended to create a greater connection between our multi-year performance and the actual payouts realized by the Company’s executive officers and other eligible employees. In accordance with the Committee’s charter, the structure of the Company’s long-term equity incentive program and the Company’s executive compensation philosophy more broadly will continue to be subject to the Committee’s ongoing evaluation and review.

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Consistent with this philosophy, as part of its annual long-term equity incentive award cycle, on November 29, 2023, the Committee approved grants of RSUs and PSUs under the 2021 Plan to Messrs. Weil, Masterson, and Galloway, as set forth in the table below. The RSUs awarded to Mr. Masterson will be granted pursuant to the Form A RSU Award Agreement, and the RSUs awarded to Messrs. Weil and Galloway will be granted pursuant to the Form B RSU Award Agreement. The RSUs will vest, if at all, in three substantially equal installments on each of the first, second, and third anniversaries of October 1, 2023, generally subject to continued employment with the Company through the applicable vesting date, subject to earlier vesting (in whole or in part) in connection with certain qualifying termination events. The PSUs awarded to Messrs. Masterson and Galloway will be granted pursuant to the Form A PSU Award Agreement, and the PSUs awarded to Mr. Weil will be granted pursuant to the Form B PSU Award Agreement. The PSUs will vest, if at all, upon the date on which the Committee determines and certifies the extent to which the performance goals applicable to the PSUs have been achieved, which will occur as soon a practicable following September 30, 2026, the last day of the applicable performance period. The performance goals applicable to the PSUs are, generally, a three-year relative TSR goal as compared to the MSCI US REIT index, a three-year relative TSR goals as compared to a custom designed peer group, and a three-year absolute TSR goal. The vesting of the PSUs is further generally subject to the applicable participant’s continued employment with the Company through the last day of the performance period, subject to earlier vesting (in whole or in part) in connection with certain qualifying termination events.

Name	Title	Number of RSUs	Number of PSUs
			Threshold	Target	Maximum
Edward M. Weil, Jr.	Co-Chief Executive Officer	125,994	107,265	214,529	589,955
Christopher Masterson	Chief Financial Officer, Treasurer and Secretary	46,198	39,331	78,661	216,317
Jesse Galloway	Executive Vice President, General Counsel	30,449	25,923	51,845	142,573

One-Time RSU Grants

On November 29, 2023, the Committee approved one-time grants under the 2021 Plan of 29,096 RSUs to Mr. Masterson pursuant to the Form A RSU Award Agreement and 17,905 RSUs to Mr. Galloway pursuant to the Form B RSU Award Agreement in respect of their continuing efforts overseeing the transition to internalized management following the merger of the Company with RTL. The RSUs will vest, if at all, in three substantially equal installments on each of the first, second, and third anniversaries of October 1, 2023, generally subject to continued employment with the Company through the applicable vesting date, subject to earlier vesting (in whole or in part) in connection with certain qualifying termination events.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company's control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with the recently completed merger with The Necessity Retail REIT, Inc. and the internalization of Company's property management and advisory functions; the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company's tenants and the global economy and financial markets; that any potential future acquisition by the Company is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, respectively and all other filings with the Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

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Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2024 Annual Bonus Program

10.2	Form of Restricted Stock Unit Award Agreement (Form A)

10.3	Form of Restricted Stock Unit Award Agreement (Form B)

10.4	Form of Performance Stock Unit Award Agreement (Form A)

10.5	Form of Performance Stock Unit Award Agreement (Form B)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: December 1, 2023	By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Co-Chief Executive Officer and President

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